TRADUCCIÓN PÚBLICA--
Printed heading: Notaries´Association - Notarial Record--------------
On the top margin of all pages there appears: Registry 1948 - Written in numbers and letters all front pages are numbered from 2009 - Two thousand and nine through 2020 - Two thousand and twenty. On the right margin there appears on all pages numbers from A 070747039 through A 070747050.--

SALE BY MEANS OF ABRIDGED CHAIN OF TITLE. MICHUDIS Anacreón Julián to "SCRN PROPERTIES LTD. Sucursal Argentina. ---------------------------
DEED NUMBER FIVE HUNDRED AND SIXTY ONE. In the City of Buenos Aires, on this December tenth, two thousand and ten, before me, authorizing Notary, there appear: on the one part Anacreón Julián MICHUDIS, Argentinean, holder of national identity card 10,286,349 and Tax Number (*Clave Unica de Identificacion Tributaria CUIT* - according to its acronym in Spanish) 20-10286349-7), separated from Martha Manuela Mallada, born on January 19th, 1953, son to Constantino Michudis and Montserrat Farré, domiciled at Colón 395, Puerto San Julián, Province of Santa Cruz; and on the other part, Orlando RIONDA, Argentinean, holder of national identity card number 17,088,118, married, domiciled at Avenida Santa Fe 1592, fourth floor, apartment "H" in this City; both of age and who credit their identity: the first one, by means of the original copy of the national identity card that submitted before me, the authenticated copy of which I enclose hereto, according to paragraph "c" of article 1002 of the Civil Code; and the second party hereto, is known to me according to paragraph "a" of the above mentioned article, I attest. And the appearing parties come hereto: Anacreón Julián MICHUDIS, in the exercise of his own rights and Mr. Orlando RIONDA, in the name and on behalf of, in his capacity as legal representative of the argentine branch named "SCRN PROPERTIES LTD." (CUIT 30-70920119-7) a company organized and existing according to the laws of Delaware, United States of America, with domicile in this Republic for the purposes as established in Article 118 of the Business Corporation Act. And he credits his capacity with corporate backgrounds and a Board Resolution dated December 20th, 2004 where the appearing party was designated as legal representative and special attorney, filed with the Supervisory Board of Corporations (*Inspección General de Justicia*) on January 17th, 2005 under number 79 of book 57, Volume B of Foreign By-laws. At this point, Mr. RIONDA, declares under oath that the credited power of attorney is fully effective and has not been revoked nor limited. An authenticated copy of the related documentation is enclosed hereto. And Mr. Anacreón Julián MICHUDIS states that: He sells to the Argentine branch of "SCRN PROPERTIES LTD", a fraction of rural lands located at Puerto San Julián, jurisdiction of the Province of Santa Cruz, that was part of *Estancia "EL PICHE"*, which according to the measurement and subdivision drawing approved by the Provincial General Revenue Board (*Dirección General de Rentas Provincial*) at present under number M-12612, file 017290/10, is designated under number TWO THOUSAND FIVE HUNDRED FORTY ONE; which measures: to the West nine hundred thirty six meters seventy three centimeters and adjoins with part of the lot under cadastre license 045-000-3828 (Estancia Bajo Pantano); from there, in a one hundred thirteen degree and forty six minutes twenty nine seconds angle it measures to the Northwest six thousand nine hundred forty four meters and twelve centimeters and adjoins with part of the lot under cadastre license 045-0000-3828 (Estancia Bajo Pantano) and part of the lot under cadastre license 045-0000-4341 (Estancia Bajo Grande); from there with a one hundred eighteen degrees thirty two minutes six seconds angle, it measures to the Northeast one thousand two hundred eighty four meters eighty one centimeters; from there with a one hundred sixty eight degrees twenty five minutes angle, it measures to

the Northeast eight hundred twenty one meters fifty eight centimeters; these sides adjoin with part of the lot under cadastre license 045-0000-4341 (Estancia Bajo Grande); from there with a two hundred forty five degree thirty eight minutes twenty one seconds angle, it measures to the North five thousand fifteen meters thirty nine centimeters and adjoins with part of the lot under cadastre license 045-0000-4341 (Estancia Bajo Grande) and part of the lot under cadastre license 045-00003204 (Estancia San Antonio); from there with a ninety one degree fourteen minutes fifty seven seconds, it measures to the East six thousand nine hundred forty six meters and sixty five centimeters and adjoins with part of the lot under cadastre license 045-0000-3204 (Estancia San Antonio) and part of the lot under cadastre license 045-0000-2006 (Estancia La Covadonga); from there with a one hundred and eighty degrees fifty nine minutes fifty seven seconds it measures to the East three thousand forty six meters seventy three centimeters and adjoins with part of the lot under cadastre license 045-0000-2006 (Estancia La Covadonga). Total area of TEN THOUSAND FOUR HUNDRED AND FIFTY hectares THREE ares THIRTY FOUR centiares. Such property is designated under the following CADASTRE NOMENCLATURE: Circumscription 045 Section 0000 Lot 2541. The above mentioned property corresponds to the seller by virtue of the fraction subdivision which according to previous title consists of a total area of TWENTY THOUSAND NINE HUNDRED TWENTY THREE hectares TWENTY SEVEN ares ONE square meter NINE THOUSAND ONE HUNDRED SEVENTEEN square centimeters; it is determined by the Southwest angle part league "c", South part league "d" of lot six; South part of leagues "c" and "d", of lot seven; South east angle part league "c" of lot eight; East part league "b" of lot eight; Northeast angle part league "c", lot thirteen; leagues "a" and "b" and North part leagues "c" and "d", lot fourteen; league "a" West part league "b"; Northwest angle part league "c", North part league "d" lot number fifteen; all of them pastureland of Fraction B., Section XII of the Province of Santa Cruz; in the shape of an irregular polygon which is delimited as follows: starting from the Northeast corner of lot one; which coincides with the Northwest corner of lot two of Fraction B. of the San Julián Zone, in the North direction along the extension of the division between both lots twenty thousand meters will be measured, and thus one vertex of the polygon to be described is determined; from that vertex the following measurement will be taken always in the North direction along the same line extension: nine thousand nine hundred ninety two meters twenty eight centimeters; with a ninety degree five minutes twenty seconds internal angle, six thousand five hundred seventy nine meters fifty seven centimeters will be measured to the East; with a two hundred fifty three degrees two minutes six seconds internal angle, nine hundred thirty six meters seventy four centimeters will be measured to the North; with a one hundred thirteen degrees forty six minutes twenty nine seconds internal angle, six thousand nine hundred forty four meters nineteen centimeters will be measured to the East; with a one hundred eighteen degrees thirty two minutes six seconds internal angle, one thousand two hundred eighty four meters eighty two centimeters will be measured to the Southeast; with a one hundred sixty eight degrees twenty five minutes internal angle, eight hundred twenty one meters fifty nine centimeters will be measured to the South; with a two hundred forty six degrees sixteen minutes nine seconds internal angle, five thousand fifty one meters twenty six centimeters will be measured to the East; with a ninety degrees two minutes forty five seconds internal angle, seven thousand thirteen meters twenty seven centimeters will be measured to the South; with a one hundred and eighty one degrees thirty four minutes twenty one seconds internal angle, three thousand forty six meters sixty seven centimeters will be measured to the South; with a one hundred and one degrees forty eight seconds internal angle six hundred

fifty four meters thirty four centimeters will be measured to the West; with a one hundred fifty five degrees thirty eight minutes ten seconds internal angle, one thousand one hundred seventy three meters forty three centimeters will be measured to the West; with a one hundred ninety one degrees thirty minutes twenty four seconds internal angle, fourteen thousand seven hundred fifty five meters fifty six centimeters will be measured to the West; with a one hundred and eighty degrees twenty four internal angle, three thousand four hundred fifty six meters sixty six centimeters will be measured to the West until the starting vertex is reached where the resulting internal angle is eighty nine degrees forty two minutes twenty one seconds. And it is bounded: to the North in three portions: first portion, by more lands of leagues "c", lot eight and "d", lot seven; second portion: by more lands of leagues "c" and "d" of lot seven and "d" of lot six; third portion, more lands of leagues "c" and "d" of lot six; to the Northeast, by more lands of league "d" of lot six; to the East, in three portions: first portion: by more lands of league "c" of lot six; second portion, by more lands of leagues "c" of lot six and "b" and "c" of lot fifteen; third portion: by more lands of league "c", lot fifteen; to the South, in four portions: first and second portions: by more lands of league "c" of lot fifteen; third portion: by more land of leagues "c" and "d" of lot fifteen; and "c" and "d" of lot fourteen; fourth portion: by more lands of leagues "d" of lot fourteen; and "c" of lot thirteen; to the West, in two portions: first portion: more lands of leagues "c" and "b" of lot thirteen; and league "c" of lot eight; second portion: more lands of league "d" of lot seven, all of Fraction B. Section XII. And IT BELONGS to him by virtue of the following titles: **A.** There was Constantino MICHUDIS for a purchase completed while first married to Montserrat Farre, on March 11, 1975, under deed number 55 executed before the notary of Puerto San Julián, Province of Santa Cruz Juan C. Boiero on page 152 of registry number 1 in his charge, registered at the Property Registry on April 3rd, 1975 in the license 1352, Department VI Deseado. **B.** Upon decease of Montserrat Farré, her inheritance proceedings were dealt with in case "Farre Montserrat re/inheritance proceedings Ab-intestato" file F.6756/97, before Provincial Court of first instance - Universal Affairs - Civil, Commercial, Labor and Mining Secretariat of the Province of Santa Cruz, where prior typical proceedings on pages 37, the pertinent inheritance declaration was issued which reads as follows: "Puerto San Julián, May 28th, 1997. HAVING SEEN: This case entitled: "Farre Montserrat re/inheritance proceedings Ab-intestato" (File Nr. F.6756/97); and WHEREAS: With death certificate appearing on page 2, the decease of Montserrat Farré, on February 25th, 1996 in this city is credited. On page 5 the opening of the inheritance procedures is ordered as well as the publication of Public Notices in the Official Gazette of the Province of Santa Cruz and the *Presencia* weekly newspaper of this locality calling heirs and creditors of the deceased; payment receipts and publication vouchers appear on pages 25/32; to date the term for which it was called has elapsed pursuant to actuary certification on page 35. Constantino Michudis and Anacreón Julian Michudis, in their capacity as the deceased´s spouse and son respectively, have appeared to claim inheritance rights and the claimed relationship is credited by the documents appearing on pages 3 and 7. Likewise, there appears in the case in its capacity as creditor, the *Banco de la Provincia de Santa Cruz*, by means of its attorney (pages 9/15). Whereas Provincial Law Nr. 710 has been complied with (page 23) and the State Attorney has been notified of the filing of these inheritance proceedings (page 24). Therefore upon listening to the Fiscal Agent on page 36 and provisions in sections 684 and 686 of CPC and C. and art. 3565, and related ones, of the Civil Code, I RESOLVE: 1° To declare as it may correspond pursuant to

law that due to MONTSERRAT FARRE's decease, she is succeeded in their capacity as HEIRS by her son ANACREON JULIAN MICHUDIS and her spouse, CONSTANTINO MICHUDIS, notwithstanding any third parties that might claim the same or better right and those that correspond to her surviving spouse with respect to marital estate. 2° Be it registered, notified and make the fiscal agent cease to act unless it is necessary for any other reason. There follow signature and seal: Dr. Luisa Ana Lutri, Judge". On page 108 the court provided: "Puerto San Julián, June 29th, 1999. Add the enclosed voucher. In line with what was provided by the Audit and Court Charges Control Sector - General Administration Board - T.S.J., the court services charge is considered cancelled with respect to the property claimed as part of the assets of the estate. I provide by legal surogation. There follow signature and seal: Dr. Juan Carlos Facio - Surogating Judge." On page 291 there appears assignment of inheritance rights and actions completed on December 2nd, 1999 under deed number 93 executed before the notary of Puerto San Julián, Province of Santa Cruz, Juan C. Boiero on page 252 of Registry 1 in his charge, which fully transcribed reads as follows: "Assignment of inheritance rights and actions from Anacreon Julian MICHUDIS in favor of Constantino MICHUDIS. DEED NUMBER NINETY THREE. At Puerto San Julián, Province of Santa Cruz, Republic of Argentina, on this December second of the year one thousand nine hundred and ninety nine, before me, authorizing notary, holder of Registry number one, there appear on the one part Mr. Anacreon Julian MICHUDIS, Argentinean, born on January nineteen, one thousand nine hundred and fifty three, first married to Ms. Martha Manuela Mallada, National Identity Card number ten thousand two hundred eighty six thousand three hundred forty nine; and on the other part, there appears Constantino MICHUDIS, Greek, born on August thirteen, one thousand nine hundred and twenty two, widower to Ms. Montserrat Farré, National Identity Card number ninety three million six hundred twenty eight thousand four hundred thirty seven, both neighbors of this neighborhood, of age and known to me, I attest. They come hereto in their own right and STATE: That they have agreed to enter into an inheritance rights and actions assignment contract which they subject to the following clauses: <u>FIRST</u>: Mr. Anacredo Julian MICHUDIS hereby ASSIGNS, WAIVES and TRANSFERS in a formal and solemn manner in favor of Mr Constantino MICHUDIS, all of the inheritance rights and actions he is entitled to in his capacity as heir and/or any other capacity, in the inheritance proceedings of Ms. Montserrat FARRE, which are being heard before the Provincial Court of First Instance number one, in this city, in the case entitled "Farre Montserrat re/inheritance proceedings Ab-intestato", File Nr. F.6756/97 in relation to the cattle raising farm named "El Piche", previously "La Paloma", made up by the property plus all that is planted, built and adhered to the soil, with an area of 20,923 Hectares, 27 ares, 0.1 m2, 9117 cm2, which is determined by the parts Southwest angle of league "c", South part of league "d" of lot six, South part of leagues "c" and "d" of lot seven, Southeast part angle of league "c" of lot eight, East part of league "b", Northeast angle part of league "c" of lot thirteen, leagues "a" and "b" and North part of leagues "c" and "d" of lot fourteen, league "a", West part of league "b", Northwest angle part of league "c", North part of league "d" of lot fifteen, all pasture lands of Fraction "B", Section XII in this Province of Santa Cruz; and further identifying data of which will result from their respective property titles. RECORDED before the Provincial General Property Registry under License number 1352, Department VI - Deseado. It is expressly acknowledged that the right assignment on the farm is completed at close gates, i.e. it includes all personal property, general facilities, wirefences, major signs and brand and further that form part thereof. <u>SECOND</u>: the certificate issued by the General

Property Registry of the Province of Santa Cruz number 012526, dated last November 26th, enclosed hereto, justifies that the assignor is not subject to any attachment which prohibits him from disposing of his goods. THIRD: this assignment is done pursuant to law, for the total agreed price of SIXTY FIVE pesos, which the assignor states before me, I attest, that he perceives in all from the assignee, by means of the assignment of inheritance rights and actions that he grants on the improvements and buildings and rights and actions on the land where they have been constructed, lot number two, in part of sites "a" and "b" and sites "b" and "c" of lot number seventy one in this city of Puerto San Julián, and therefore he grants hereat full receipt and letter of payment and therefore he surrogates the assignee in his capacity as heir in relation to the assigned goods, placing him in his same place and preemptive condition with relation to them, with power to exercise his same rights and actions. FOURTH: The assignee in turn, acquainted with the terms of this deed executed in his favor, expressed his conformity therewith, fully accepting it and he adds that he is acquainted with the assigned goods condition since he holds them. Upon reading it, both appearing parties ratify its content and sign these presents in conformity, before me, I attest. There follow signatures belonging to Mr. Anacredo Julián MICHUDIS and Constantino MICHUDIS. Before me: JUAN C. BOIERO. My seal. IT AGREES with the original deed that has been before me and stays on page Two Hundred fifty two of the current protocol, in this Registry number one of Puerto San Julián, under my charge. I ATTEST. FOR THE ASSIGNOR, I issue this First Copy in two pages of Notarial Record numbers B00055866 and this B 00055867, which I sign and seal in the place and on the date of execution. There follow signature and seal: JUAN C BOIERO NOTARY". The transcription is a true copy, I attest. On page 297, the court provided: "Puerto San Julián, December 4th, 1999. Add the enclosed documentation. In line with request: be it judicially approved… Likewise, be judicially approved the inheritance rights and actions assignment implemented by means of Deed Nr. 93 executed before the Notary holder of National Registry Number One by means of which Anacreón Julián MICHUDIS assigns, waives and transfers in favor of Constantino Michudis all his inheritance rights and actions that he holds and to which he is entitled in his capacity as heir and/or any other capacity in Montserrat Farré´s inheritance procedures and in relation to the cattle raising farm named "El Piche" recorded in the General Property Registry under License Nr. 1352, Department VI - Deseado and under close gates condition. Both assignments of rights were completed on December 2nd, 1999. Be a communication sent to the local Municipality and be a communication, minutes and usual testimony sent to the Real Estate Registry located at Rio Gallegos. Be the conformity expressed by the intervening profesional considered. There follow signature and seal. Dra. Luisa Ana Lutri, Judge". And **C.** Upon the decease of Constantino MUCHIDIS, his inheritance proceedings were dealt with in the case MICHUDIS CONSTANTINO re INHERITANCE PROCEEDING AB INSTENTATO, file number M-9709/06, before the above mentioned Provincial Court, where prior to the regular proceedings on page 23, the pertinent heirs declaration was issued which literally transcribed reads as follows: "Puerto San Julián, November 10th, 2006. HAVING SEEN: These proceedings entitled: "MICHUDIS CONSTANTINO RE/INHERITANCE PROCEEDING AB INSTESTATO" (FILE Nr. M-9709/06 and WHEREAS: With death certificate appearing on page 2, the decease of CONSTANTINO MICHUDIS, on March 21st, 2006 in the city of Rio Gallegos is duly credited. On page 5 back, the opening of the inheritance procedures is ordered as well as the publication of Public Notices in the Official Gazette of the Province of Santa Cruz and the *Prensa Libre* newspaper of the city of Río Gallegos, calling heirs and creditors of the deceased. Payment receipts and publication vouchers appear on pages 12/20; to date the

term for which it was called has elapsed pursuant to actuary certification on page 22. Provincial Law Nr. 710 has been complied with (page 10) and the State Attorney has been notified of the filing of these *inheritance proceedings* (page 11). Having provisions under article 683 of CPC and C. been complied with, I must provide a decision about the inheritance capacity of those who have appeared in the proceeding so as to obtain a court decision in this regard. The sons of seller ANACREON JULIAN MICHUDIS who credit the mentioned relationship with documents appearing on page 3 have claimed inheritance rights. Therefore, upon listening to the Fiscal Agent who provides favorably on page 22 back and provisions in sections 684 and 686 of CPC and C. and art. 3565, and related ones, of the Civil Code, I RESOLVE: 1° To declare as it may correspond by operation of law, that due to CONSTANTINO MICHUDIS´ decease, he is succeeded in HIS capacity as HEIR by his son ANACREON JULIAN MICHUDIS, notwithstanding any third parties that might claim the same or better right. 2° Be it registered, notified and make the fiscal agent cease to act unless it is necessary for any other reason. There follow signature and seal: Dr. Luisa Ana Lutri, Judge". On page 55 the court provided: "Puerto San Julián, September 1st, 2010. Providing for presentation on page 53, add and consider the legal fee and the enclosed fiscal valuation. Consider the property informed and identified as cattle raising farm "El Piche". … In line with what was provided by the Audit and Court Charges Control Sector on page 54, the court services charge is considered cancelled with respect to the referred property. Signed: Dr. Luisa Ana Lutri, Judge". On page 64, the court ordered: "Puerto San Julian, September 20th 2010. Providing for the written presentation on page 59, add and consider the enclosed documentation. … Providing for the previous presentation, add the enclosed report on title. In line with the reasons mentioned and having the requirements to grant the petition been met, it is ordered to register the portions belonging to Constantino MICHUDIS and Montserrat Farret as marital estate, given what is derived herefrom and from the inheritance proceedings added under FARRE MONTSERRAT RE/ INHERITANCE PROCEEDINGS AB INTESTATO" (FILE Nr. P-6756/97), 100% in the name of ANACREON JULIAN MICHUDIS, who has been declared single heir in both inheritance proceedings in his capacity as son to the above mentioned persons, in relation to the property identified as License 1352 Appt VI - Deseado made up by lots 6, 7, 8, 13, 14 and 15 of fraction "b" of Section XII and the further data of which are on the title to the property kept on pages 110/121 of case f-6756/97 as belonging to the case originator, Constantino Michudis and his spouse Montserrat Farré. Be the regular communication, minutes and copy issued to the Real Estate Registry located at Rio Gallegos, …Upon subscribing the ordered release, be the original title on pages 110/121 separated from case F-6756-97 and delivered to the intervening judge and/or authorized person under due evidence in these proceedings and the referred case. Leave evidence at the Secretariate of this provision in the above mentioned file which is added thereto. Consider the declared data of the originator and the declared heir. Consider the conformity expressed by the intervening attorneys in the other statement of both written documents, in the terms of article 55 of Law 1519. There follows signature and seal: Dr. Luisa Ana Lutri, Judge". The TRANSCRIPTION IS A TRUE COPY OF THE ORIGINAL WHICH I HAVE HAD BEFORE ME AND WILL BE JOINTLY REGISTERED WITH THESE PRESENTS UNDER THE ABRIDGED CHAIN OF TITLE SYSTEM, I ATTEST. FROM THE CERTIFICATE issued by such Real Estate Registry on the 7th of this year under number 17872 (title and temporary restraining order -*inhibición*) which I enclose hereto; it may be derived that the separate portion, title to which is registered in the name of Constantino Michudis, has no general restraining orders; title does not acknowledge any attachments or further liens other than a

mortgage the registration of which literally reads as follows: "RECORD Nr 8. FIRST DEGREE MORTGAGE A/F BANCO DE LA NACIÓN ARGENTINA - Amount: U$S 100,000.00 - Term: 10 years - Cert Nr. 4708 - 7-7-93 - Deed 33-20-7-93. Notary: Juan Carlos Boeiro - Reg. One Present.: 5697 - 17-8-93". TRANSCRIPTION IS TRUE COPY, I attest. At this point I acknowledge that the mentioned mortgage was cancelled on November 26th, 2010 by means of deed number 357 executed before the notary of Puerto San Julián, Province of Santa Cruz, Graciela Schenone, holder of registry Nr. 3 in this City; which will be registered prior hereto. AND FROM THE REMAINING CERTIFICATES, which will also be added, it may be derived that the *lines* certificate is under way and from the certificate issued by the Tax Resources Secretariate - General Tax Bureau, it may be derived that it is free from any debt. UNDER SUCH CONCEPTS this sale is performed for a consideration of the total agreed price of EIGHT HUNDRED FIFTEEN THOUSAND ONE HUNDRED United States dollars; to be received by the seller by means of a bank transfer to his savings account in United States Dollars number 010-293003051 of Banco Patagonia; the seller commits to provide sufficient receipt and full letter of payment of the price within forty eight hours of having received the mentioned transfer into his account. All this has been agreed by the parties prior hereto, and both parties add: that with respect to this transaction they have not subscribed a preliminary sales agreement. And the seller adds: that he further waives the legal action to quiet title conferred by article 3923, 3924 and related ones of the Civil Code. CONSEQUENTLY, the seller, in line with tradition, transfers to "SCRN PROPERTIES LTD." Argentine branch the property rights, possession and title to the sold property which he had and corresponded to him, and which he waives, and he commits, in the case of eviction, to cure the hidden defects of the property sold (*saneamiento*) pursuant to law. And the seller concludes: I) That the sold property that corresponds to him as his own property because he inherited it from his parents, is not the matiral home, nor the home of children under age or disabled children in charge of him and therefore the marital consent required by article 1277 of the Civil Code for this disposal act is not necessary. II) That he grants SPECIAL POWER OF ATTORNEY in favor of Nicolás Constantino MICHUDIS, holder of national identity card 29.033.866, so that acting in his name and on his behalf, he provides sufficient receipt and letter of payment of the price; authorizing him to subscribe the pertinent deed and as much documentation as may be necessary to that end. And III) that he waives in an unconditional and irrevocable manner any and all claims, actions, demands and rights to claim from the buyer, its officers, directors, employees, agents, contractors, advisors and/or controlling and/or controlled and/or subject to common control and/or related and/or affiliate entities any type of indemnity, damages or interest related to the activities performed on the property and/or field fraction of Estancia "EL PICHE", also the seller's property and which is bounded by the property that is the object of this sale and/or the activities to be performed on the property by the buyer and/or its officers, directors, employees, agents, contractors, advisors and/or controlling and/or controlled and/or subject to common control and/or related and/or affiliate entities. This waiver does not imply waiver of future damages caused to the surface of the field fraction of Estancia "EL PICHE", owned by the seller which is bounded by property that is the object of this sale, and/or to the seller and/or his goods and/or dependents and/or third parties that are on the surface of such field fraction. The seller adds that notwithstanding the fact that the buyer will have full freedom to use the property for the purpose that it considers convenient, the seller acknowledges that the buyer's main objective for the property sale is to develop a mining project. In relation to this, the seller declares

that he has no title, whether directly or indirectly through any intermediary legal entity or individual, to mining rights/claims or any other nature of rights within the property and/or the adjoining field fraction to which the seller has title, nor has he requested or asked whether directly or indirectly to be granted rights within such properties and that none of them have at this time easements, concessions nor surface rights in favor of third parties other than such mining claims that might have third parties and the rights derived from the Contract entered into between the seller and MINERA EL QUEVAR S.A. on October 1, 2010, by means of which the Seller authorized MINERA EL QUEVAR S.A. to stay on a fifteen hectare area of the rural property named "EL PICHE" where the project named "Carolina" is developed and another eight hectare area where the project called "Atlas" to make exploration studies is developed, which contract will be effective until April 5th, 2011. Regarding this contract entered into with MINERA EL QUEVAR S.A., the seller states that he does not know whether the twenty three hectares which he allowed MINERA EL QUEVAR S.A. to use for both projects are or are not comprised within the property which is the object of this sale. By virtue thereof, the Seller and the Buyer subscribe at this act a letter addressed to MINERA EL QUEVAR S.A. and require from me to serve notice thereof to the addressee. In turn Mr. RIONDA, in his credited capacity, acquainted with the terms of this sale deed executed in favor of the Argentine Branch of SCRN Properties Ltd., states his conformity and acceptance since it has been worded as agreed. And I, the authorizing notary, acknowledge that: FIRST: for the purposes of paying taxes, charges and contributions, both parties acknowledge that the United States dollar selling quotation of Banco de la Nación Argentina at the closing of the last working day was $ 4 to U$S 1. And therefore, to such end, this transaction amounts to $ 3,260,400. SECOND: I retain from the Selling party the amount of $ 48,906 to be applied to payment of the Tax on the Onerous Transfer of Goods. THIRD: I retain from the parties the amount of $ 81,510 to be applied to payment of the Stamp Tax. FOURTH: Seller provides evidence to me of the Code of Properties Transfer Offer (COTI - according to its acronym in Spanish) under number 30497580268200, a copy of which I enclose hereto. And FIFTH: that for this act and upon the parties' request I appear at Avenida Santa Fe 1592, fourth floor, apartment "H". I read these presents to the executing parties upon request and they sign in conformity before me, I attest.--

There appear two signatures. Before me, - signature.-----------------

This is a true translation into English of a copy of the original document written in Spanish which I have had before me. This document has 8 pages. Buenos Aires, December 23rd, 2010. -----------------------

Es traducción fiel al inglés de la copia del documento original en idioma castellano que he tenido ante mí y al cual me remito. La presente traducción consta de 8 páginas. Buenos Aires, 23 de diciembre de 2010. --

SILVIA MONICA MAESTRE
TRADUCTORA PUBLICA
INGLES
Tº VIII - Fº 442
Nº INSCRIP. 2083

COLEGIO DE TRADUCTORES PUBLICOS DE LA CIUDAD DE BUENOS AIRES
Corresponde a la Legalización
Nº 126347/20
WALTER FABIAN COZZENZI

COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES

REPÚBLICA ARGENTINA
LEY 20.305

LEGALIZACIÓN

Por la presente, el COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES, en virtud de la facultad que le confiere el artículo 10, inc.d) de la ley 20.305, certifica únicamente que la firma ~~y sello~~ que aparecen en la traducción adjunta, concuerdan con los correspondientes al/la Traductor/a Público/a MAESTRE, SILVIA MÓNICA

ue obran en los registros de esta institución en el folio 442 del Tomo 8 en el idioma INGLES

Legalización Número: 126347

luenos Aires, 23/12/2010

MARCELO F. SIGALOFF
Gerente de Legalizaciones
Colegio de Traductores Públicos
de la Ciudad de Buenos Aires

ESTA LEGALIZACIÓN NO SE CONSIDERARÁ VÁLIDA SIN EL CORRESPONDIENTE TIMBRADO DE CONTROL EN LA ÚLTIMA HOJA DE LA TRADUCCIÓN ADJUNTA

Control Interno: 54209126347

Pursuant to Section 10, Paragraph D of Act 20.305, The COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Sworn Translators Association of the City of Bueno Aires) hereby certifies that the signature and seal affixed hereto appear to match the specimen signature and seal of the Traductor Público (Sworn Translator) whose name is subscribed to the attached translation, as such specimen signature and seal are kept on file in our office.
THIS CERTIFICATION IS NOT VALID WITHOUT THE STAMP ON THE LAST PAGE OF THE ATTACHED TRANSLATION.

Vu par le COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Ordre de Traducteurs Officiels de la ville de Buenos Aires), en vertu des attributions qui lui ont été accordées par l'article 10, alinéa d) de la Loi Nº 20.305, pour la seule légalisation matérielle de la signature et du sceau du Traductor Público (Traducteur Officel) apposés sur la traduction du document ci-joint, qui sont conformes à ceux déposés aux archives de cette Institution.
LE TIMBRE APPOSÉ SUR LA DERNIÈRE PAGE DE LA TRADUCTION FERA PREUVE DE LA VALIDITÉ DE LA LÉGALISATION.

Con la presente il COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Collegio dei Traduttori Giurati della Città di Buenos Aires) ai sensi della facoltà conferitagli dall´articolo 10, comma d), della Legge 20.305, CERTIFICA, esclusivamente, la firma ed il timbro del Traductor Público (Traduttore Giurato), apposti in calce alla qui unita traduzione, in conformità alla firma ed al timbro depositati nei propri registri.
LA PRESENTE LEGALIZZAZIONE SARÀ PRIVA DI VALIDITÀ OVE NON VENGA TIMBRATA NELL´ ULTIMO FOGLIO DELLA TRADUZIONE.

Através da presente o COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Colégio de Tradutores Públicos da Cidade de Buenos Aires), em virtude das atribuições conferidas pelo art. 10 inc. d) da Lei 20.305, certifica unicamente que a assinatura e o carimbo do Traductor Público (Tradutor Público) que subscreve a tradução adjunta conferem com a assinatura e o carimbo arquivados nos registros desta instituição.
A PRESENTE LEGALIZAÇÃO SÓ SERÁ CONSIDERADA VÁLIDA COM A CORRESPONDENTE CHANCELA MECÂNICA APOSTA NA ÚLTIMA FOLHA DA TRADUÇÃO.

BEGLAUBIGUNG. Der COLEGIO DE TRADUCTORES PÚBLICOS DE LA CIUDAD DE BUENOS AIRES (Kammer der Vereidigten Übersetzer der Stadt Buenos Aires), kraft der Befugnisse, die ihr nach Artikel 10, Abs.d) des Gesetzes 20.305 zustehen, bescheinigt hiermit lediglich die Übereinstimmung der Unterschrift und des Siegelabdruckes auf der beigefügten Übersetzung mit der entsprechenden Unterschrift und dem Siegelabdruck des Traductor Público (Vereidigten Übersetzers), die in den Registern dieser Institution hinterlegt worden sind.
DIESE BEGLAUBIGUNG IST NICHT GÜLTIG OHNE DEN ENTSPRECHENDEN GEBÜHRENSTEMPEL AUF DEM LETZTEN BLATT DER BEIGEFÜGTEN ÜBERSETZUNG.